         Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE SENIOR NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SENIOR NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SENIOR NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE SENIOR NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF ANVIL THAT (A) SUCH SENIOR NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF ANVIL SO REQUESTS), (2) TO ANVIL OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SENIOR NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE.

                               10-7/8% SERIES A SENIOR
                                    NOTES DUE 2007

                                 ANVIL KNITWEAR, INC.

                                AI GLOBAL SENIOR NOTE
CUSIP No.  03734PAB7
No.                                                                $500,000

           ANVIL KNITWEAR, INC.  promise to pay to Cede & Co. or registered assigns, the principal sum of Five Hundred Thousand Dollars on March 15, 2007.

           Interest Payment Dates:  March 15 and September 15

           Record Dates:  March 1 and September 1

           Reference is hereby made to the further provisions of this Senior

Note set forth on the reverse hereof, which further provisons shall for all purposes have the same effect as if set forth at this place.

                                         Dated:  March 14, 1997

                                         ANVIL KNITWEAR, INC.


                                         By: __________________________
                                             Name:
                                             Title:

                                         By: __________________________
                                             Name:
                                             Title:
Certificate of Authentication:

This is one of the Senior Notes
referred to in the within-mentioned Indenture:

UNITED STATES TRUST COMPANY
OF NEW YORK, as Trustee


By: _____________________________________
         Authorized Signatory
Dated:  March 14, 1997

                               10-7/8% SERIES A SENIOR
                                    NOTES DUE 2007

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. Anvil Knitwear, Inc., a Delaware corporation ("Anvil") promises to pay interest on the principal amount of this Senior Note at 10-7/8% per annum from March 14, 1997 until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. Anvil will pay interest and Liquidated Damages semi-annually in arrears on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Senior Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; PROVIDED that if there is no existing Default in the payment of interest, and if this Senior Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; PROVIDED, FURTHER, that the first Interest Payment Date shall be September 15, 1997.
Anvil shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. METHOD OF PAYMENT. Anvil will pay interest on the Senior Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Senior Notes at the close of business on the March 1 or September 1 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Senior Notes will be payable as to principal, premium, interest and Liquidated Damages at the office or agency of Anvil maintained for such purpose within the City and State of New York, or, at the option of Anvil, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, PROVIDED that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium, if any, and Liquidated Damages on, all Global Senior Notes and all other Senior Notes the Holders of which shall have provided wire transfer instructions to Anvil or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, the Trustee under the Indenture, will act as Paying Agent and Registrar. Anvil may change any Paying Agent or Registrar without notice to any Holder. Anvil or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE. Anvil issued the Senior Notes under an Indenture dated as of March 14, 1997 ("Indenture") among Anvil, Anvil Holdings, Inc., Cottontops, Inc. and the other Subsidiary Guarantors (as defined therein) and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Senior Notes are unsecured obligations of Anvil limited to $130.0 million in aggregate principal amount.

         5. OPTIONAL REDEMPTION.

         (a) Except as set forth in clause 5(b) of this Senior Note, the Senior Notes will not be redeemable at Anvil's option prior to March 15, 2002. Thereafter, the Senior Notes will be subject to redemption for cash at the option of Anvil, in whole or in part, upon not less than 30 nor more than 60 days' notice, to each holder of Senior Notes to be redeemed at the following redemption prices (expressed as percentages of principal amount thereof), if redeemed during the twelve-month period beginning on March 15 of each of the years indicated below, in each case together with any accrued and unpaid interest and Liquidated Damages thereon to the applicable redemption date:

         YEAR                                  PERCENTAGE

         2002. . . . . . . . . . . . . .         105.438%
         2003. . . . . . . . . . . . . .         103.625%
         2004. . . . . . . . . . . . . .         101.813%
         2005 and thereafter . . . . . .         100.000%


         (b) Notwithstanding the provisions of clause 5(a) of this Senior Note, at any time on or before March 15, 2000, Anvil may (but will not have the obligation to) redeem for cash up to 40% of the original aggregate principal amount of the Senior Notes at a redemption price of 110% of the principal amount thereof, in each case plus any accrued and unpaid interest and Liquidated Damages thereon to the redemption date, with the net proceeds of a Public Equity Offering; PROVIDED that at least 60% of the original aggregate principal amount of the Senior Notes remains outstanding immediately after the occurrence of such redemption; and PROVIDED, FURTHER, that such redemption will occur within 60 days of the date of the closing of such Public Equity Offering.

         (c) Notices of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at its registered address. Senior Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000, unless all of the Senior Notes held by a Holder are to be redeemed. Unless Anvil defaults in making such redemption payment, on and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

         6.   MANDATORY REDEMPTION.

         Anvil shall not be required to make any mandatory redemption, purchase or sinking fund payments with respect to the Senior Notes prior to the maturity date.

         7. REPURCHASE AT OPTION OF HOLDER.

         (a) Upon the occurrence of a Change of Control, each Holder of Senior Notes will have the right to require Anvil to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Senior Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, Anvil will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Senior Notes pursuant to the procedures required by the Indenture and described in such notice. Anvil will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Senior Notes as a result of a Change of Control.

         On the Change of Control Purchase Date, Anvil will, to the extent lawful, (1) accept for payment all Senior Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Senior Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Senior Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Senior Notes or portions thereof being purchased by Anvil. The Paying Agent will promptly mail to each Holder of Senior Notes so tendered the Change of Control Payment for such Senior Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Senior Note equal in principal amount to any unpurchased portion of the Senior Notes surrendered, if any; PROVIDED that each such new Senior Note will be in a principal amount of $1,000 or an integral multiple thereof. Anvil will publicly announce the results of the Change of Control Offer on the Change of Control Purchase Date.

         (b) Anvil will not, and will not permit any of its Restricted Subsidiaries to, engage in an Asset Sale in excess of $1.0 million unless (i) Anvil (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value, and in the case of a lease of assets, a lease providing for rent and other conditions which are no less favorable to Anvil (or the Restricted Subsidiary, as the case may be) in any material respect than the then prevailing market conditions (evidenced in each case by a resolution of the Board of Directors of such entity set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests sold or otherwise disposed of, and (ii) at least 80% (100% in the case of lease payments) of the consideration therefor received by Anvil or such Restricted Subsidiary is in the form of cash or Cash Equivalents; PROVIDED that the amount of (x) any liabilities (as shown on Anvil's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto, excluding contingent liabilities and trade payables), of Anvil or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Senior Notes, or any guarantee thereof) that are assumed by the transferee of any such assets and (y) any notes or other obligations received by Anvil or any such Restricted Subsidiary from such transferee that are promptly, but in no event more than 30 days after receipt, converted by Anvil or such Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

         Within 365 days after the receipt of any Net Proceeds from an Asset Sale, Anvil may apply such Net Proceeds (a) to reduce permanently long-term Indebtedness of a Restricted Subsidiary, (b) to reduce permanently Indebtedness (and, in the case of revolving Indebtedness, to reduce permanently the commitments) under the New Credit Agreement, or (c) to an investment in another business, the making of a capital expenditure or the acquisition of other tangible assets, in each case, in the same or a similar line of business as Anvil was engaged in on the date of the Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding sentence of this paragraph will be deemed to constitute "Excess Proceeds." On the earlier of
(i) the 366th day after an Asset Sale or (ii) such date as the Board of Anvil or the Restricted Subsidiary determines not to apply the Net Proceeds relating to such Asset Sale in the manner set forth in (a), (b) or (c), if the aggregate amount of Excess Proceeds exceeds $5.0 million, Anvil will be required to make an offer to all Holders of Senior Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Senior Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon to the date of purchase, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Senior Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Anvil may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Senior Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Senior Notes to be purchased on a pro rata basis. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

         8. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and Anvil may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Anvil need not exchange or register the transfer of any Senior Note or portion of a Senior Note selected for redemption, except for the unredeemed portion of any Senior Note being redeemed in part. Also, it need not exchange or register the transfer of any Senior Notes for a period of 15 days before a selection of Senior Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

         9. PERSONS DEEMED OWNERS. The registered Holder of a Senior Note may be treated as its owner for all purposes.

         10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Senior Notes then outstanding

(including consents obtained in connection with a tender offer or exchange offer for Senior Notes), and any existing default or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes, to provide for the assumption of Anvil's obligations to Holders of the Senior Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

         11. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Senior Notes; (ii) default in payment when due of the principal of or premium, if any, on the Senior Notes; (iii) failure by Anvil to comply with Section 4.7, 4.8, 4.9, 4.10, 4.11 or 5.1 of the Indenture; (iv) failure by Anvil for 60 days after notice to comply with any of its other agreements in the Indenture or the Senior Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Anvil or any of its Restricted Subsidiaries or Holdings (or the payment of which is guaranteed by Anvil or any of its Restricted Subsidiaries or Holdings) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $5.0 million or more; (vi) failure by Anvil or any of its Restricted Subsidiaries or Holdings to pay final judgments aggregating in excess of $3.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) except as permitted by the Indenture, any Subsidiary Guarantee will be held in any judicial proceeding to be unenforceable or invalid or will cease for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, will deny or disaffirm its obligations under the Subsidiary Guarantee; (viii) the Guarantee will be held in any judicial proceeding to be unenforceable or invalid or will cease for any reason to be in full force and effect or Holdings, or any Person acting on behalf of Holdings, will deny or disaffirm its obligations under the Guarantee and (ix) certain events of bankruptcy or insolvency with respect to Holdings, Anvil or any of its Significant Subsidiaries or group of Restricted Subsidiaries that, together, would constitute a Significant Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to Holdings, Anvil, any Significant Subsidiary or any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Senior Notes will become due and payable without further action or notice. Holders of the Senior Notes may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, premium and Liquidated Damages, if any, on the Senior Notes. Anvil is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and Anvil is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

         12. TRUSTEE DEALINGS WITH ANVIL. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for Anvil or its Affiliates, and may otherwise deal with Anvil or its Affiliates, as if it were not the Trustee.

         13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of Anvil, as such, shall not have any liability for any obligations of Anvil under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

         14. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS EXCHANGE DEBENTURE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         15. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SENIOR NOTES. In addition to the rights provided to Holders of Senior Notes under the Indenture, Holders of Transferred Restricted Senior Notes shall have all the rights set forth in the Registration Rights Agreement dated as of the date of the Indenture, between Anvil, Holdings, Cottontops, Inc. and the parties named on the signature pages thereof (the "Registration Rights Agreement").

         18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, Anvil has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         Anvil will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                 Anvil Knitwear, Inc.
                 228 East 45th Street
                 New York, New York 10017
                 Attention:  Jacob Hollander
                 Telephone No.:  (212) 476-0352
                 Telecopier No.:  (212) 885-9411

                   SCHEDULE OF CHANGES IN PRINCIPAL AMOUNT OF NOTE

         The following changes in the principal amount of this Global Senior Note have been recorded:

                                                                          Principal Amount of this
                        Amount of decrease in     Amount of increase in     Global Senior Note            Signature of
                         Principal Amount of       Principal Amount of    following such decrease    authorized officer of
Date of Transaction    this Global Senior Note   this Global Senior Note       (or increase)                 Trustee
-------------------    -----------------------   -----------------------  -------------------------  ----------------------



                                   ASSIGNMENT FORM

For value received, I or we assign and transfer this Senior Note to

______________________________________________________________

______________________________________________________________
(Print or type name, address and zip code of assignee)

______________________________________________________________
(Insert Social Security or other identifying number of assignee)

and irrevocably appoint ________________________ agent to transfer this Senior Note on the books of Anvil. The agent may substitute another to act for him.

         In connection with any transfer of this Senior Note occurring prior to March 14, 1999, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                     [CHECK ONE]

[  ]  (a)  this Senior Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.
                                          OR

[  ]  (b)  this Senior Note is being transferred other than in accordance with
           (a) above and documents and, if required by the Trustee or Anvil, legal opinions are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.14 of the Indenture shall have been satisfied.

Date: __________________________

                             Your Signature: ______________________
                                  (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee

                 TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Senior Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Anvil as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: _______________________    _____________________________
                                  NOTICE:   To be executed by
                                            an executive officer

                          Option of Holder to Elect Purchase


         If you want to elect to have this Senior Note purchased by Anvil pursuant to Section 4.7 or 4.8 of the Indenture, check the box below:

                Section 4.7              Section 4.8

         If you want to elect to have only part of the Senior Note purchased by Anvil pursuant to Section 4.7 or Section 4.8 of the Indenture, state the amount you elect to have purchased: $__________________

Date:____________________         Your Signature:
                          (Sign exactly as your name appears on the Senior Note)

                             Tax Identification No.:


Signature Guarantee.

         Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE SENIOR NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SENIOR NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SENIOR NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE SENIOR NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF ANVIL THAT (A) SUCH SENIOR NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF ANVIL SO REQUESTS), (2) TO ANVIL OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SENIOR NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE.

                               10-7/8% SERIES A SENIOR
                                    NOTES DUE 2007

                                 ANVIL KNITWEAR, INC.

CUSIP No.  03734PAA9
No.                                                            $129,500,000
           ANVIL KNITWEAR, INC.  promise to pay to Cede & Co. or registered assigns, the principal sum of One Hundred and Twenty-Nine Million Five Hundred

Thousand Dollars on March 15, 2007.

           Interest Payment Dates:  March 15 and September 15

           Record Dates:  March 1 and September 1

           Reference is hereby made to the further provisions of this Senior

Note set forth on the reverse hereof, which further provisons shall for all purposes have the same effect as if set forth at this place.

                                 Dated:  March 14, 1997

                                 ANVIL KNITWEAR, INC.

                                 By: _____________________________
                                     Name:
                                     Title:

                                 By: _____________________________
                                     Name:
                                     Title:


Certificate of Authentication:

This is one of the Senior Notes
referred to in the within-mentioned Indenture:

UNITED STATES TRUST COMPANY
OF NEW YORK, as Trustee


By:_________________________________
         Authorized Signatory
Dated:  March 14, 1997

                               10-7/8% SERIES A SENIOR
                                    NOTES DUE 2007

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. Anvil Knitwear, Inc., a Delaware corporation ("Anvil") promises to pay interest on the principal amount of this Senior Note at 10-7/8% per annum from March 14, 1997 until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. Anvil will pay interest and Liquidated Damages semi-annually in arrears on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Senior Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; PROVIDED that if there is no existing Default in the payment of interest, and if this Senior Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; PROVIDED, FURTHER, that the first Interest Payment Date shall be September 15, 1997.
Anvil shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. METHOD OF PAYMENT. Anvil will pay interest on the Senior Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Senior Notes at the close of business on the March 1 or September 1 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Senior Notes will be payable as to principal, premium, interest and Liquidated Damages at the office or agency of Anvil maintained for such purpose within the City and State of New York, or, at the option of Anvil, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, PROVIDED that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium, if any, and Liquidated Damages on, all Global Senior Notes and all other Senior Notes the Holders of which shall have provided wire transfer instructions to Anvil or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, the Trustee under the Indenture, will act as Paying Agent and Registrar. Anvil may change any Paying Agent or Registrar without notice to any Holder. Anvil or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE. Anvil issued the Senior Notes under an Indenture dated as of March 14, 1997 ("Indenture") among Anvil, Anvil Holdings, Inc., Cottontops, Inc. and the other Subsidiary Guarantors (as defined therein) and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Senior Notes are unsecured obligations of Anvil limited to $130.0 million in aggregate principal amount.

         5.  OPTIONAL REDEMPTION.

         (a) Except as set forth in clause 5(b) of this Senior Note, the Senior Notes will not be redeemable at Anvil's option prior to March 15, 2002. Thereafter, the Senior Notes will be subject to redemption for cash at the option of Anvil, in whole or in part, upon not less than 30 nor more than 60 days' notice, to each holder of Senior Notes to be redeemed at the following redemption prices (expressed as percentages of principal amount thereof), if redeemed during the twelve-month period beginning on March 15 of each of the years indicated below, in each case together with any accrued and unpaid interest and Liquidated Damages thereon to the applicable redemption date:

          YEAR                                   PERCENTAGE

          2002. . . . . . . . . . . . . .          105.438%
          2003. . . . . . . . . . . . . .          103.625%
          2004. . . . . . . . . . . . . .          101.813%
          2005 and thereafter . . . . . .          100.000%


         (b) Notwithstanding the provisions of clause 5(a) of this Senior Note, at any time on or before March 15, 2000, Anvil may (but will not have the obligation to) redeem for cash up to 40% of the original aggregate principal amount of the Senior Notes at a redemption price of 110% of the principal amount thereof, in each case plus any accrued and unpaid interest and Liquidated Damages thereon to the redemption date, with the net proceeds of a Public Equity Offering; PROVIDED that at least 60% of the original aggregate principal amount of the Senior Notes remains outstanding immediately after the occurrence of such redemption; and PROVIDED, FURTHER, that such redemption will occur within 60 days of the date of the closing of such Public Equity Offering.

         (c) Notices of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at its registered address. Senior Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000, unless all of the Senior Notes held by a Holder are to be redeemed. Unless Anvil defaults in making such redemption payment, on and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

         6.   MANDATORY REDEMPTION.

         Anvil shall not be required to make any mandatory redemption, purchase or sinking fund payments with respect to the Senior Notes prior to the maturity date.

         7. REPURCHASE AT OPTION OF HOLDER.

         (a) Upon the occurrence of a Change of Control, each Holder of Senior Notes will have the right to require Anvil to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Senior Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, Anvil will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Senior Notes pursuant to the procedures required by the Indenture and described in such notice. Anvil will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Senior Notes as a result of a Change of Control.

         On the Change of Control Purchase Date, Anvil will, to the extent lawful, (1) accept for payment all Senior Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Senior Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Senior Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Senior Notes or portions thereof being purchased by Anvil. The Paying Agent will promptly mail to each Holder of Senior Notes so tendered the Change of Control Payment for such Senior Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Senior Note equal in principal amount to any unpurchased portion of the Senior Notes surrendered, if any; PROVIDED that each such new Senior Note will be in a principal amount of $1,000 or an integral multiple thereof. Anvil will publicly announce the results of the Change of Control Offer on the Change of Control Purchase Date.

         (b) Anvil will not, and will not permit any of its Restricted Subsidiaries to, engage in an Asset Sale in excess of $1.0 million unless (i) Anvil (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value, and in the case of a lease of assets, a lease providing for rent and other conditions which are no less favorable to Anvil (or the Restricted Subsidiary, as the case may be) in any material respect than the then prevailing market conditions (evidenced in each case by a resolution of the Board of Directors of such entity set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests sold or otherwise disposed of, and (ii) at least 80% (100% in the case of lease payments) of the consideration therefor received by Anvil or such Restricted Subsidiary is in the form of cash or Cash Equivalents; PROVIDED that the amount of (x) any liabilities (as shown on Anvil's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto, excluding contingent liabilities and trade payables), of Anvil or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Senior Notes, or any guarantee thereof) that are assumed by the transferee of any such assets and (y) any notes or other obligations received by Anvil or any such Restricted Subsidiary from such transferee that are promptly, but in no event more than 30 days after receipt, converted by Anvil or such Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

         Within 365 days after the receipt of any Net Proceeds from an Asset Sale, Anvil may apply such Net Proceeds (a) to reduce permanently long-term Indebtedness of a Restricted Subsidiary, (b) to reduce permanently Indebtedness (and, in the case of revolving Indebtedness, to reduce permanently the commitments) under the New Credit Agreement, or (c) to an investment in another business, the making of a capital expenditure or the acquisition of other tangible assets, in each case, in the same or a similar line of business as Anvil was engaged in on the date of the Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding sentence of this paragraph will be deemed to constitute "Excess Proceeds." On the earlier of (i) the 366th day after an Asset Sale or (ii) such date as the Board of Anvil or the Restricted Subsidiary determines not to apply the Net Proceeds relating to such Asset Sale in the manner set forth in (a), (b) or (c), if the aggregate amount of Excess Proceeds exceeds $5.0 million, Anvil will be required to make an offer to all Holders of Senior Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Senior Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon to the date of purchase, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Senior Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Anvil may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Senior Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Senior Notes to be purchased on a pro rata basis. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

         8. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and Anvil may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Anvil need not exchange or register the transfer of any Senior Note or portion of a Senior Note selected for redemption, except for the unredeemed portion of any Senior Note being redeemed in part. Also, it need not exchange or register the transfer of any Senior Notes for a period of 15 days before a selection of Senior Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

         9. PERSONS DEEMED OWNERS. The registered Holder of a Senior Note may be treated as its owner for all purposes.

         10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Senior Notes then outstanding

(including consents obtained in connection with a tender offer or exchange offer for Senior Notes), and any existing default or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes, to provide for the assumption of Anvil's obligations to Holders of the Senior Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

         11. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Senior Notes; (ii) default in payment when due of the principal of or premium, if any, on the Senior Notes; (iii) failure by Anvil to comply with Section 4.7, 4.8, 4.9, 4.10, 4.11 or 5.1 of the Indenture; (iv) failure by Anvil for 60 days after notice to comply with any of its other agreements in the Indenture or the Senior Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Anvil or any of its Restricted Subsidiaries or Holdings (or the payment of which is guaranteed by Anvil or any of its Restricted Subsidiaries or Holdings) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $5.0 million or more; (vi) failure by Anvil or any of its Restricted Subsidiaries or Holdings to pay final judgments aggregating in excess of $3.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) except as permitted by the Indenture, any Subsidiary Guarantee will be held in any judicial proceeding to be unenforceable or invalid or will cease for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, will deny or disaffirm its obligations under the Subsidiary Guarantee; (viii) the Guarantee will be held in any judicial proceeding to be unenforceable or invalid or will cease for any reason to be in full force and effect or Holdings, or any Person acting on behalf of Holdings, will deny or disaffirm its obligations under the Guarantee and (ix) certain events of bankruptcy or insolvency with respect to Holdings, Anvil or any of its Significant Subsidiaries or group of Restricted Subsidiaries that, together, would constitute a Significant Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to Holdings, Anvil, any Significant Subsidiary or any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Senior Notes will become due and payable without further action or notice. Holders of the Senior Notes may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, premium and Liquidated Damages, if any, on the Senior Notes. Anvil is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and Anvil is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

         12. TRUSTEE DEALINGS WITH ANVIL. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for Anvil or its Affiliates, and may otherwise deal with Anvil or its Affiliates, as if it were not the Trustee.

         13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of Anvil, as such, shall not have any liability for any obligations of Anvil under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

         14. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS EXCHANGE DEBENTURE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         15. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SENIOR NOTES. In addition to the rights provided to Holders of Senior Notes under the Indenture, Holders of Transferred Restricted Senior Notes shall have all the rights set forth in the Registration Rights Agreement dated as of the date of the Indenture, between Anvil, Holdings, Cottontops, Inc. and the parties named on the signature pages thereof (the "Registration Rights Agreement").

         18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, Anvil has caused CUSIP numbers
                                  8
to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         Anvil will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

               Anvil Knitwear, Inc.
               228 East 45th Street
               New York, New York 10017
               Attention:  Jacob Hollander
               Telephone No.:  (212) 476-0352
               Telecopier No.:  (212) 885-9411

                   SCHEDULE OF CHANGES IN PRINCIPAL AMOUNT OF NOTE

         The following changes in the principal amount of this Global Senior Note have been recorded:

                                                                          Principal Amount of this
                        Amount of decrease in     Amount of increase in     Global Senior Note            Signature of
                         Principal Amount of       Principal Amount of    following such decrease    authorized officer of
Date of Transaction    this Global Senior Note   this Global Senior Note       (or increase)                 Trustee
-------------------    -----------------------   -----------------------  -------------------------  ----------------------



                                   ASSIGNMENT FORM

For value received, I or we assign and transfer this Senior Note to

______________________________________________________________

______________________________________________________________
(Print or type name, address and zip code of assignee)

______________________________________________________________
(Insert Social Security or other identifying number of assignee)

and irrevocably appoint ________________________ agent to transfer this Senior Note on the books of Anvil. The agent may substitute another to act for him.

         In connection with any transfer of this Senior Note occurring prior to March 14, 1999, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                     [CHECK ONE]

[  ]  (a)  this Senior Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.
                                          OR

[  ]  (b)  this Senior Note is being transferred other than in accordance with
           (a) above and documents and, if required by the Trustee or Anvil, legal opinions are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.14 of the Indenture shall have been satisfied.

Date: __________________________

                             Your Signature: ______________________
                                  (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee

                 TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Senior Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Anvil as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: _______________________    _____________________________
                                  NOTICE:   To be executed by
                                            an executive officer

                          Option of Holder to Elect Purchase


         If you want to elect to have this Senior Note purchased by Anvil pursuant to Section 4.7 or 4.8 of the Indenture, check the box below:

                Section 4.7              Section 4.8

         If you want to elect to have only part of the Senior Note purchased by Anvil pursuant to Section 4.7 or Section 4.8 of the Indenture, state the amount you elect to have purchased: $__________________

Date:____________________         Your Signature:
                          (Sign exactly as your name appears on the Senior Note)

                             Tax Identification No.:


Signature Guarantee.

                                      GUARANTEE



          Anvil Holdings, Inc., a Delaware corporation ("Holdings"), which term includes any successors or assigns under the Indenture (the "Indenture") hereby irrevocably and unconditionally guarantees (i) the due and punctual payment of the principal of, premium, if any, and interest and Liquidated Damages on the 10-7/8% Senior Notes due 2007 (the "Senior Notes") of Anvil Knitwear, Inc., a Delaware corporation ("Anvil"), whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, and premium if any, and (to the extent permitted by law) interest on any interest, if any, on the Senior Notes, and the due and punctual performance of all other obligations of Anvil, to the Holders or the Trustee all in accordance with the terms set forth in Article 10 of the Indenture, (ii) in case of any extension of time of payment or renewal of any Senior Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee.

          The obligations of Holdings to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

          No stockholder, officer, director or incorporator, as such, past, present or future of Holdings shall have any liability under this Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon Holdings and its successors and assigns until full and final payment of all of Anvil's obligations under the Senior Notes and Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Senior Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE 10 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS GUARANTEE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated as of March 14, 1997              ANVIL HOLDINGS, INC.


                                   By:  ______________________________
                                         Name:
                                         Title:


ATTEST: _____________________



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

                                 SUBSIDIARY GUARANTEE



          The Subsidiary Guarantor(s) listed below (hereinafter referred to as the "Subsidiary Guarantors," which term includes any successors or assigns under the Indenture (the "Indenture") and any additional Subsidiary Guarantors), hereby irrevocably and unconditionally guarantee (i) the due and punctual payment of the principal of, premium, if any, and interest and Liquidated Damages on the 10-7/8% Senior Notes due 2007 (the "Senior Notes") of Anvil Knitwear, Inc., a Delaware corporation, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, and premium if any, and (to the extent permitted by law) interest on any interest, if any, on the Senior Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article 11 of the Indenture, (ii) in case of any extension of time of payment or renewal of any Senior Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee.

          The obligations of each Subsidiary Guarantor to the Holders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

          No stockholder, officer, director or incorporator, as such, past, present or future of each Subsidiary Guarantor shall have any liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon each Subsidiary Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Senior Notes and Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

          This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Senior Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          The Obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

          THE TERMS OF ARTICLE 11 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS GUARANTEE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated as of March 14, 1997
                                   COTTONTOPS, INC.



                                   By:  __________________________
                                         Name:
                                         Title:



ATTEST:_____________________









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